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Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of East West Bancorp, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julia Gouw, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

  (a)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2008

/s/ JULIA GOUW Julia Gouw Executive Vice President and Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION